Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of GT Biopharma, Inc. (the “Company”), for the quarterly period ended June 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven Weldon, Chief Financial Officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to my knowledge that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 780(d)); and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2020	/s/ Steven Weldon
Steven Weldon
CFO, Chief Accounting Officer, and Director

A signed original of this written statement required by Section 906 has been provided to GT Biopharma, Inc. and will be retained by GT Biopharma, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.